SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

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

        Date of Report (Date of earliest event reported): April 5, 1999
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


     North Carolina                    1-10646                          56-1688522
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(State of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina                      27804
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    (Address of principal executive office)                             (Zip code)


Registrant's telephone number, including area code:                   (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)
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Exhibit Index on Page 4.


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Item 5.  Other Events:
On April 5, 1999, Centura Banks, Inc. ("Centura") announced that its Board of Directors has authorized a share repurchase program of up to 100,000 shares of Centura Common stock. This action supercedes all previously stated intentions to purchase shares of Centura common stock. These purchases will be made in the open market or in privately negotiated transactions and may be discontinued at any time.


Item 7. Financial Statements and Exhibits:
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CENTURA BANKS, INC.
                                          Registrant


Date: April 5, 1999                By:    /s/ Steven Goldstein
                                              Steven Goldstein
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                    Sequential
                                                                      Page
Exhibit                      Description of Exhibit                   Number
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99             Press release dated April 5, 1999                        5


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FOR IMMEDIATE RELEASE

April 5, 1999

For More Information:                              Steven J. Goldstein
                                                   Chief Financial Officer
                                                   Centura Banks, Inc.
                                                   252-454-8356
                                                   sgoldstein@centura.com
                                                   ----------------------



CENTURA ANNOUNCES SHARE REPURCHASE PROGRAM

         ROCKY MOUNT, NC - Centura Banks, Inc. (NYSE: CBC) today announced that its Board of Directors has authorized a share repurchase program of up to 100,000 shares of Centura common stock. The action is in accordance with Securities and Exchange Commission rules, and supercedes all previously stated intentions to purchase shares of Centura common stock. These purchases will be made in the open market or in privately negotiated transactions and may be discontinued at any time.
         With assets of $8.7 billion, Centura provides a complete line of banking, investment insurance, leasing and trust services to individuals and businesses in North Carolina, South Carolina and Virginia. Centura's broad range of financial services are provided through a variety of delivery channels, including 225 full-service financial offices; more than 315 ATMs at financial offices, Wal-Mart stores and Sam's outlets; the Centura Highway telephone banking center; Centura's Internet site; and through leading online money management packages. Additional information may be found on Centura's website at www.centura .com.